ASA LIMITED                                                  36 WIERDA ROAD WEST
(INCORPORATED IN THE REPUBLIC OF SOUTH AFRICA)            WIERDA VALLEY, SANDTON
                                                                    SOUTH AFRICA

TO THE SHAREHOLDERS:

     At May 31, 2002 the company's net assets were equivalent to $41.51 per share. This compares with $21.97 per share at November 30, 2001 the end of the Company's previous fiscal year. The most recent net asset value similarly calculated was $38.71 per share at june 20, 2002 at which date our shares sold at market price of $35.70 per share, a discount of 7.8% to the net asset value.

     Net investment income for the six months ended May 31, 2002 was equivalent to $.30 per share vs. $.65 for the same period last year that included special dividends received from our platinum holdings. The Board of Directors declared a second quarter dividend of $.15 per share on May 9, 2002 payable May 24, 2002 to shareholders of record on May 17, 2002.

     As noted in the November 30, 2001 annual report to shareholders, effective October 1, 2001 the Company is subject to a capital gains tax on the gains realized on the disposal of South African and foreign securities. The capital gains tax will be levied on realized gains based on the appreciation in value of the securities based on a "time apportionment" method considering the total holding period before and after October 31, 2001 of each security. Only that portion of the total appreciation (gain) apportioned to the period after October 31 will be taxable.

     At May 31, 2002, this liability is approximately $6,400,000 or $.67 per share and is included as a deferred liability in the accompanying financial statements. We are continuing our efforts to seek exemption from capital gains tax and will advise our shareholders when final resolution is reached with the South African government.

     Gold has come a long way since the dismal day on April 2, 2001 when its price based on the afternoon London fix bottomed at $255.95. By May 31st of this year gold reached a price of $327.05 then subsequently traded back to $322.10 on Friday, June 14th, for a net gain to June from April 2, 2001 of 25.8%. Since April 2, 2001 gold has been outperforming the Dow Jones Industrial Stock Average. The Philadelphia Gold and Silver Index (XAU) has in turn been outperforming gold, rising 60% from 47.55 on April 2, 2001 to 75.50 on June 14, 2002. In January, 2001 the ratio of the XAU to the gold price was at a record low of .16 but on June 14 it stood at .23 considerably higher, but much lower then the ratio of .38 it reached in 1996.

     Central Bank gold sales have become subdued. The Bank of England is out of the market and the only major seller, the Swiss National Bank has been selling gold carefully. De-hedging by the miners, such as Anglo Gold and Newmonth has added significantly to demand offsetting a contraction in fabrication, traditionally the biggest single source of gold demand. Gold appears to be responding to a weaker dollar and tensions in the Near East and Kashmir. The weaker dollar in turn seems to reflect a disappointing United States stock market and a record negative trade balance. As long as the dollar remains weak it should support the gold price.

     The South African rand bottomed at 13.6 rand to the dollar on December 20th and is currently trading at 10.3 rand to the dollar, an improvement of 24%. A stronger rand places pressure on gold mining profits. This pressure should be more than offset by the firmer gold price.

     A Mineral and Petroleum Resources Development Bill will be tabled soon in the South African Parliament. The mining industry and investors are concerned regarding the interpretation and application of this bill, which basically forces the mining companies to exploit their mineral resources promptly or lose them. This threatens the ability of mines to undertake long term planning with respect to their development. The Platinum mining companies are particularly threatened by its provisions. We are watching the bills' terms as it moves into final form and encouraged by media reports that the Parliamentary committee overseeing the bill, prior to its passing into law, will give serious consideration to the concerns of the mining industry and investors.

     In 2002 we added Newcrest Mining to our portfolio. Newcrest operates established gold operations in Western Australia and Indonesia. It also produces both copper and gold in New South Wales. Additional property in New South Wales and southwestern Australia is currently under development. These developments should eventually push annual production from its present level of 645,000 ounces to over 1 million ounces.

     We are pleased to announce that on June 14, 2002 the Company completed the development of its website. It can be accessed on the Internet at www.asaltd.com and contains a wealth of information about the Company, including current NAV and market price data as well as historical dividend payments, financial reports, notices and press releases. Shareholders who would like to receive more detailed financial information should contact LGN Associates, P.O. Box 269, Florham Park, NJ, (973-377-3535).

     I would also like to call to your attention the availability of the Dividend Reinvestment Plan. Any inquiries in regard to the plan should be directed to Equiserve Trust Company, N.A., Dividend Reinvestment Plan, P.O. Box 43081, Providence, R.I., 02940-3081, U.S.A. Equiserve is now able to communicate with shareholders through the Internet. The only requirement for shareholder participation is use of a personal computer and access to an electronic mail package. The Equiserve address is equiserve@equiserve.com and access is available 24-hours a day. In addition, Equiserve has estalished a Response Center to respond to shareholders' questions in a timely manner. The telephone number is 781-575-2723. The Response Center is available Monday through Friday between 8:30 a.m. and 7 p.m. (Eastern Standard Time).

                                                 Robert J.A. Irwin
June 24, 2002                                  CHAIRMAN OF THE BOARD

SCHEDULE OF INVESTMENTS
(NOTE 1)

May 31, 2002
(Unaudited)
--------------------------------------------------------------------------------
                                          Number of   United States   Percent of
Name of Company                              Shares         Dollars   Net Assets
--------------------------------------------------------------------------------
ORDINARY SHARES OF GOLD MINING COMPANIES
AUSTRALIAN GOLD MINES
Newcrest Mining - ADRs                    3 000 000   $ 13 950 000        3.5%
--------------------------------------------------------------------------------
                                                        13 950 000        3.5
--------------------------------------------------------------------------------
NORTH AMERICAN GOLD MINES
Newmont Mining Corp.                        520 368     16 240 685        4.1
--------------------------------------------------------------------------------
                                                        16 240 685        4.1
--------------------------------------------------------------------------------
SOUTH AFRICAN GOLD MINES
Anglogold Limited                         1 194 947     76 439 987       19.2
Gold Fields Limited                      10 794 979    142 171 927       35.7
Harmony Gold Mining Company Limited           1 336         20 924         --
Harmony Gold Mining Company
  Limited - ADRs                          2 166 400     35 074 016        8.8
--------------------------------------------------------------------------------
                                                       253 706 854       63.7
--------------------------------------------------------------------------------
CANADIAN GOLD MINES
Barrick Gold Corporation                    382 000      8 327 600        2.1
Placer Dome Incorporated                    915 312     12 448 243        3.1
--------------------------------------------------------------------------------
                                                        20 775 843        5.2
--------------------------------------------------------------------------------
SOUTH AMERICAN GOLD MINES
Minas Buenaventura - ADRs                   450 000     13 432 500        3.4
--------------------------------------------------------------------------------
                                                       318 105 882        3.4
--------------------------------------------------------------------------------
ORDINARY SHARES OF OTHER COMPANIES
Anglo American PLC                        1 280 000     23 366 592        5.9
Anglo American Platinum
  Corporation Limited                       820 500     39 636 305        9.9
Impala Platinum Holdings Limited            262 700     17 087 931        4.3
--------------------------------------------------------------------------------
                                                        80 090 828       20.1
--------------------------------------------------------------------------------
Total Investments, at Market Value                     398 196 710      100.0%
--------------------------------------------------------------------------------
CASH AND OTHER ASSETS LESS LIABILITIES                   6 695 706        1.7
Deferred South African tax liability                    (6 422 581)      -1.7
--------------------------------------------------------------------------------
Total Net Assets                                      $398 469 835      100.0%
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES


(Unaudited)
--------------------------------------------------------------------------------
                                                  May 31, 2002     May 31, 2001
                                                 United States    United States
ASSETS                                                 Dollars          Dollars
--------------------------------------------------------------------------------


Investments, at market
  value - cost $148 071 949 in 2002
               $124 441 305 in 2001               $398 196 710     $196 444 738

Cash                                                   754 729       36 408 264

Bank time deposits                                   6 000 000               --

Dividends and interest receivable                      140 435          214 893

Other assets                                           124 839          107 532
--------------------------------------------------------------------------------
Total assets                                      $405 216 713     $233 175 427
--------------------------------------------------------------------------------

LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------------

LIABILITIES

Accounts payable and accrued liabilities          $    256 075     $    280 543
Current year South African tax liability                68 222               --
Deferred South African tax liability                 6 422 581               --
--------------------------------------------------------------------------------
Total liabilities                                    6 746 878          280 543
--------------------------------------------------------------------------------

NET ASSETS                                        $398 469 835     $232 894 884
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF THE FOLLOWING:

Ordinary (common) shares R0.25 nominal (par) value
  Authorized: 24,000,000 shares
  Issued & Outstanding: 9,600,000 shares          $  3 360 000     $  3 360 000
Share premium (capital surplus)                     27 489 156       27 489 156
Undistributed net investment income                 58 210 402       59 676 780
Undistributed net realized gains from
  foreign currency transactions                    (41 611 118)     (38 885 703)
Undistributed net realized gains on investments    108 262 527      110 174 594
Net unrealized appreciation on investments         243 702 180       72 003 365
Net unrealized appreciation (depreciation)
  on translation of assets and liabilities
  in foreign currency                                 (943 312)        (923 308)
--------------------------------------------------------------------------------

Total net assets                                  $398 469 835     $232 894 884
--------------------------------------------------------------------------------

Net assets per share                                   $41.51            $24.26
--------------------------------------------------------------------------------

The closing price of the Company's shares on the New York Stock Exchange was $37.50 and $19.71 on May 31, 2002 and 2001, respectively.

STATEMENTS OF OPERATIONS

(Unaudited)                                              Six months ended
--------------------------------------------------------------------------------

                                                  May 31, 2002    May 31, 2001
                                                 United States   United States
                                                       Dollars         Dollars
--------------------------------------------------------------------------------
Investment income
    Dividend income                                $ 4 102 819    $  7 079 186
    Interest income                                    273 591         412 958
--------------------------------------------------------------------------------
                                                     4 376 410       7 492 144
--------------------------------------------------------------------------------
Expenses
    Shareholders' report and proxy expenses             85 506         177 712
    Directors' fees and expenses                       197 627         239 749
    Salaries                                           132 471         111 346
    Other administrative expenses                      188 035         167 562
    Transfer agent, registrar and custodian             68 087          71 016
    Professional fees and expenses                     304 847         234 189
    Insurance                                           51 133          36 696
    South African tax                                  290 573              --
    Other                                              193 087         196 068
--------------------------------------------------------------------------------
                                                     1 511 366       1 234 338
--------------------------------------------------------------------------------
Net investment income                                2 865 044       6 257 806
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) from
  investments and foreign currency transactions
Net realized gain (loss) from investments
  Proceeds from sales                                7 396 211      29 385 423
  Cost of securities sold                            9 308 278          60 724
--------------------------------------------------------------------------------
Net realized gain (loss) from investments           (1 912 067)     29 324 699
--------------------------------------------------------------------------------
Net realized gain (loss) from foreign
  currency transactions
  Investments                                       (1 563 550)       (602 612)
  Foreign currency transactions                        330 589        (217 377)
--------------------------------------------------------------------------------
Net realized gain (loss) from foreign
  currency transactions                             (1 232 961)       (819 989)
--------------------------------------------------------------------------------
Net increase in unrealized appreciation
  on investments
  Balance, beginning of period                      53 028 160      39 591 696
  Balance, end of period                           250 124 761      72 003 433
--------------------------------------------------------------------------------
Increase (decrease)                                197 096 601      32 411 737
Deferred South African tax liability                (6 422 581)             --
--------------------------------------------------------------------------------
Net increase in unrealized appreciation            190 674 020      32 411 737
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
  on translation of assets and liabilities
  in foreign currency                                   11 276        (125 133)
--------------------------------------------------------------------------------
Net realized and unrealized gain from
  investments and foreign currency                 187 540 268      60 791 314
--------------------------------------------------------------------------------
Net increase in net assets resulting
  from operations                                 $190 405 312    $ 67 049 120
--------------------------------------------------------------------------------

STATEMENTS OF SURPLUS AND STATEMENTS OF CHANGES IN NET ASSETS


(Unaudited)                                             Six months ended
--------------------------------------------------------------------------------
                                                  May 31, 2002     May 31, 2001
                                                 United States    United States
STATEMENTS OF SURPLUS                                  Dollars          Dollars
--------------------------------------------------------------------------------
Share premium (capital surplus)
    Balance, beginning and end of period          $ 27 489 156     $ 27 489 156
--------------------------------------------------------------------------------
Undistributed net investment income
    Balance, beginning of period                  $ 58 225 358     $ 56 298 974
    Net investment income for the period             2 865 044        6 257 806
    Dividends paid                                  (2 880 000)      (2 880 000)
--------------------------------------------------------------------------------
    Balance, end of period                        $ 58 210 402     $ 59 676 780
--------------------------------------------------------------------------------
Undistributed net realized gain (loss) from
  foreign currency transactions
    Balance, beginning of period                  $(40 378 157)    $(38 065 714)
    Net realized gain (loss) for the period         (1 232 961)        (819 989)
--------------------------------------------------------------------------------
    Balance, end of period                        $(41 611 118)    $(38 885 703)
--------------------------------------------------------------------------------
Undistributed net realized gain (loss)
  from investments and foreign
  currency transactions
    (Computed on identified cost basis)
    Balance, beginning of period                  $110 174 594     $ 80 849 895
    Net realized gain (loss) for the period         (1 912 067)      29 324 699
--------------------------------------------------------------------------------
    Balance, end of period                        $108 262 527     $110 174 594
--------------------------------------------------------------------------------
Net unrealized appreciation on investments
    Balance, beginning of period                  $ 53 028 160     $ 39 591 628
    Net increase for the period                    190 674 020       32 411 737
--------------------------------------------------------------------------------
    Balance, end of period                        $243 702 180     $ 72 003 365
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
  translation of assets and liabilities in
  foreign currency
    Balance, beginning of period                  $   (954 588)    $   (798 175)
    Net unrealized appreciation (depreciation)
      for the period                                    11 276         (125 133)
--------------------------------------------------------------------------------
    Balance, end of period                        $   (943 312)    $   (923 308)
--------------------------------------------------------------------------------


                                                        Six months ended
--------------------------------------------------------------------------------
                                                  May 31, 2002     May 31, 2001
                                                 United States    United States
STATEMENTS OF CHANGES IN NET ASSETS                    Dollars          Dollars
--------------------------------------------------------------------------------

Increase (decrease) in net assets resulting
  from operations
Net investment income                             $  2 865 044     $  6 257 806
Net realized gain (loss) from investments           (1 912 067)      29 324 699
Net realized (loss) from foreign
  currency transactions                             (1 232 961)        (819 989)
Net increase in unrealized appreciation
  on investments                                   190 674 020       32 411 737
Net unrealized appreciation (depreciation)
  on translation of assets and liabilities
  in foreign currency                                   11 276         (125 133)
--------------------------------------------------------------------------------
Net increase in net assets resulting
  from operations                                  190 405 312       67 049 120
Dividends paid                                      (2 880 000)      (2 880 000)
--------------------------------------------------------------------------------
Total increase in net assets                       187 525 312       64 169 120
Net assets, beginning of period                    210 944 523      168 725 764
--------------------------------------------------------------------------------
Net assets, end of period                         $398 469 835     $232 894 884
--------------------------------------------------------------------------------

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


               ASA LIMITED

               Incorporated in the
               Republic of South Africa

               (Registration No. 58/01920/06)

DIRECTORS

HENRY R. BRECK                    ROBERT J.A. IRWIN
  (U.S.A.)                          (U.S.A.)

HARRY M. CONGER                   MALCOLM W. MACNAUGHT
  (U.S.A.)                          (U.S.A.)

CHESTER A. CROCKER                RONALD L. MCCARTHY
  (U.S.A.)                          (South Africa)

JOSEPH C. FARRELL                 ROBERT A. PILKINGTON
  (U.S.A.)                          (U.S.A.)

JAMES G. INGLIS                   A. MICHAEL ROSHOLT
  (South Africa)                    (South Africa)

OFFICERS

   ROBERT J.A. IRWIN, CHAIRMAN OF THE BOARD AND TREASURER

   RONALD L. MCCARTHY, MANAGING DIRECTOR

   CHESTER A. CROCKER, UNITED STATES SECRETARY

COUNSEL

   WERKSMANS, JOHANNESBURG, SOUTH AFRICA,
   KIRKPATRICK & LOCKHART LLP, WASHINGTON, DC, U.S.A.

CUSTODIAN

   J.P. MORGAN CHASE, NEW YORK, N.Y., U.S.A.

FUND ACCOUNTANTS

   KAUFMAN ROSSIN & CO., PA, MIAMI, FL, U.S.A.

SHAREHOLDER SERVICES

   LGN ASSOCIATES, P.O. BOX 269, FLORHAM PARK, NJ, U.S.A.
   (973) 377-3535

   WEBSITE--HTTP://WWW.ASALTD.COM

 TRANSFER AGENT

   EQUISERVE TRUST COMPANY, N.A., PROVIDENCE, RI,
   U.S.A.

                                  ASA LIMITED

                                [GRAPHIC OMITTED]


                                      INTERIM
                                       REPORT

                                     FOR THE
                                   SIX MONTHS
                                      ENDED
                                   MAY 31, 2002